EXHIBIT 99.3

Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the nine months ended September 30, 1996 and as of, and for the year ended December 31, 1995.

                           First Commonwealth, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Statements
                                 Introduction
                              September 30, 1996

The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of First Commonwealth, Inc. (the Company) as of September 30, 1996, and the results of its consolidated operations for the nine months then ended after giving pro forma effect to (i) the purchase of Smileage Dental Services, Inc. ("Smileage") and (ii) associated reinsurance arrangement, which was completed on July 18, 1996, and (iii) the purchase of Champion Dental Services, Inc. ("Champion") which was completed on December 31, 1996. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company, Smileage and Champion, and the related notes thereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the offering and acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

                           First Commonwealth, Inc.
        Unaudited Pro Forma Condensed Consolidated Statement of Income
                 For the nine months ended September 30, 1996
                (in thousands, except share and per share data)

                                                                                                           Company
                                                     Smileage                                             Pro Forma
                                                    Pro Forma                            Pro Forma       Consolidated
                                   Company (a)     Adjustments        Champion (a)      Adjustments      As Adjusted
                                   ------------    ------------       -------------     ------------     ------------
Subscriber Revenue                      $31,578          $4,199 (c)          $1,870               $0          $37,647

Benefit Coverage Expenses                19,812           3,193 (c)           1,197                0           24,202
                                   ------------    ------------       -------------     ------------     ------------

 Gross Margin                            11,766           1,006                 673                0           13,445

Selling, General and
 Administrative Expense                   8,380             706 (d)             633             (221)(h)        9,498

Depreciation and Amortization               456              76 (e)               0               87 (i)          619
                                   ------------    ------------       -------------     ------------     ------------

 Operating Income                         2,930             224                  40              134            3,328

Interest Income, net                        482               0                  11             (206)(j)          287
                                   ------------    ------------       -------------     ------------     ------------

 Income Before Income Taxes               3,412             224                  51              (72)           3,615

Provision For Income Taxes                1,378             118 (f)              21              (29)(f)        1,488
                                   ------------    ------------       -------------     ------------     ------------

Net Income                               $2,034            $106                 $30             ($43)          $2,217
                                   ============    ============       =============     ============     ============

Weighted Average Common and Common
 Equivalent Shares Outstanding (b)    3,564,831         165,676 (g)                                         3,730,507
                                   ============    ============                                          ============
Earnings Per Common and Common
 Equivalent Share                         $0.57                                                                 $0.57
                                   ============                                                          ============

    See notes to the unaudited pro forma condensed consolidated financial statements.

                           First Commonwealth, Inc.
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1996
                                (in thousands)

                                                                                                                   Company
                                                                           Champion                               Pro Forma
                                                                            Dental           Pro Forma           Consolidated
                                                        Company (k)      Services (k)      Adjustments (l)       As Adjusted
                                                      ---------------  ----------------  -------------------  -----------------
                   ASSETS
CURRENT ASSETS
Cash and Cash Equivalents                                     $10,820              $420              $(5,500)            $5,740
Investments - Short Term                                        3,015                 0                    0              3,015
Accounts Receivable, Net                                        2,190                 0                    0              2,190
Related Party Receivable                                            0               134                    0                134
Other Receivables                                                 131                 4                    0                135
Deposit Under Reinsurance Agreement                               542                 0                    0                542
Prepaid Expenses                                                1,269                 0                    0              1,269
Deferred Tax Asset                                                606                 0                    0                606
Income Taxes Receivable                                           131                 0                    0                131
                                                      ---------------  ----------------  -------------------  -----------------
TOTAL CURRENT ASSETS                                           18,704               558               (5,500)            13,762
                                                      ---------------  ----------------  -------------------  -----------------

Property & Equipment                                            3,131                 0                    0              3,131
Less:  Accumulated Depreciation                                (1,579)                0                    0             (1,579)
                                                      ---------------  ----------------  -------------------  -----------------
Property & Equipment, Net                                       1,552                 0                    0              1,552
                                                      ---------------  ----------------  -------------------  -----------------

OTHER ASSETS
Restricted Cash                                                 1,147                50                    0              1,197
Excess of purchase price over net assets acquired               5,574                 0                4,961             10,535
Deposits & Other                                                   99                 0                  (55)                44
                                                      ---------------  ----------------  -------------------  -----------------
TOTAL OTHER ASSETS                                              6,820                50                4,906             11,776
                                                      ---------------  ----------------  -------------------  -----------------

TOTAL ASSETS                                                  $27,076              $608                $(594)           $27,090
                                                      ===============  ================  ===================  =================

        LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable-Trade                                           $208                $2                   $0               $210
Accounts Payable-Dental Service Providers                         255                 0                    0                255
Claims Liability                                                1,259                12                    0              1,271
Related Party Payable                                               0                 0                    0                  0
Accrued Payroll and Related Costs                                 716                 0                    0                716
Other Accrued Expenses                                            603                 0                    0                603
Current Portion of Capital Lease Obligations                        0                 0                    0                  0
Current Portion of Long-Term Debt                                   0                 0                    0                  0
Deferred Subscriber Revenue                                     4,204                 0                    0              4,204
Payable Under Reinsurance Agreement                               480                 0                    0                480
Accrued Preferred Dividends                                         0                 0                    0                  0
Income Taxes Payable                                                0                 0                    0                  0
                                                      ---------------  ----------------  -------------------  -----------------
TOTAL CURRENT LIABILITIES                                       7,725                14                    0              7,739
                                                      ---------------  ----------------  -------------------  -----------------

Capital Lease Less Current                                          0                 0                    0                  0
Long-Term Debt Less Current                                         0                 0                    0                  0
Deferred Tax Liability - Long-term                                125                 0                    0                125
                                                      ---------------  ----------------  -------------------  -----------------
TOTAL LONG-TERM LIABILITIES                                       125                 0                    0                125
                                                      ---------------  ----------------  -------------------  -----------------

TOTAL LIABILITIES                                               7,850                14                    0              7,864
                                                      ---------------  ----------------  -------------------  -----------------


REDEEMABLE PREFERRED STOCK                                          0                 0                    0                  0
                                                      ---------------  ----------------  -------------------  -----------------


STOCKHOLDERS' EQUITY
Common Stock                                                        4                50                  (50)                 4
Capital in Excess of Par                                       13,172               150                 (150)            13,172
Retained Earnings                                               6,060               394                 (394)             6,060
Treasury Stock                                                    (10)                0                    0                (10)
                                                      ---------------  ----------------  -------------------  -----------------
TOTAL STOCKHOLDERS' EQUITY                                     19,226               594                 (594)            19,226
                                                      ---------------  ----------------  -------------------  -----------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                      $27,076              $608                $(594)           $27,090
                                                      ===============  ================  ===================  =================

See notes to the unaudited pro forma condensed consolidated financial statements.

                           First Commonwealth, Inc.
                  Notes to the Unaudited Pro Forma Condensed
                       Consolidated Financial Statements
                              September 30, 1996
                                (in thousands)


The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1996 gives effect to the consolidated results of operations for the nine months ended September 30, 1996, as if the acquisition of Smileage and associated reinsurance arrangement, and the acquisition of Champion occurred at January 1, 1996. These results are not necessarily indicative of the consolidated results of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1996. The unaudited pro forma condensed consolidated balance sheet at September 30, 1996, already gives effect to the acquisition of Smileage and the associated reinsurance arrangement, and also gives effect to the acquisition of Champion as if it had occurred at September 30, 1996. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future.


Pro Forma adjustments for the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1996 are as follows:

     (a) Represents the historical condensed consolidated results of the Company, and Champion, on a stand alone basis, for the nine months ended September 30, 1996.

     (b) Weighted average number of common shares outstanding is calculated based upon the relevant weighted average shares outstanding and options outstanding utilizing the treasury stock method for each calculation presented.

     (c) Reflects the associated reinsurance transactions for assuming the new members.

     (d) Reflects the addition of selling, general and administrative expenses for employees who were retained as well as associated office expenses.

     (e) Represents the net increase to amortization ($76) for the cost over the fair value of the net assets acquired over a period of forty years.

     (f)  Reflects applicable income tax effects of adjustments.

     (g) Reflects the adjustment to the number of common shares and common share equivalents issued as a result of the Smileage acquisition.

     (h) Reflects the elimination of related-party transactions that would not be incurred after the acquisition.

     (i) Represents the net increase to amortization ($87) for the cost over the fair value of the net assets acquired over a period of forty years.

     (j) Reflects the reduction in interest income from the use of the $5.5 million in cash for the purchase of Champion.


Pro Forma adjustments for the unaudited pro forma condensed consolidated balance sheet at September 30, 1996 are as follows:

     (k) Reflects historical condensed financial position of the Company on a consolidated basis, and Champion, on a stand alone basis, at September 30, 1996.

     (l) Reflects assumed adjustment based upon the purchase price for the Champion acquisition, the allocation of the purchase price over the fair values of the net assets acquired, and the elimination of Champion's stockholders' equity.

                           First Commonwealth, Inc.
       Unaudited Pro Forma Condensed Consolidated Financial Statements
                                 Introduction
                               December 31, 1995


The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of First Commonwealth, Inc. (the Company) as of December 31, 1995, and the results of its consolidated operations for the year then ended after giving pro forma effect to (i) the initial public offering of common stock that was completed November 17, 1995 and (ii) the purchase of Smileage Dental Services, Inc. ("Smileage"), and the associated reinsurance transaction, which was completed on July 18, 1996, and (iii) the purchase of Champion Dental Services, Inc. ("Champion") which was completed on December 31, 1996. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company, Smileage, Champion and the related notes thereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the offering and acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

                           First Commonwealth, Inc.
        Unaudited Pro Forma Condensed Consolidated Statement of Income
                 For the twelve months ended December 31, 1995
               (In thousands, except shares and per share data)


                                                Initial                                                                   Company
                                                Public      Smilleage       Smilleage      Champion        Champion       ProForma
                                               Offering      Dental         Pro Forma       Dental        Pro Forma     Consolidated
                               Company (a)   Adjustments    Services (a)   Adjustments    Services (a)   Adjustments    As Adjusted
                               ----------    -----------    ------------   -----------    ------------   -----------    ------------
Subscriber Revenue                $33,315             $0          $5,709         $792 (f)       $2,242            $0         $42,058

Benefit Coverage Expenses          20,286              0           2,615        2,343 (g)        1,187             0          26,431
                               ----------    -----------    ------------   ----------     ------------   -----------    ------------
 Gross Margin                      13,029              0           3,094       (1,551)           1,055             0          15,627

Selling, General and
 Administrative Expense             9,471              0           2,525       (1,601)(h)          936          (386)(k)      10,945

Depreciation and Amortization         412              0             101          126 (i)            0           125 (l)         764
                               ----------    -----------    ------------   ----------     ------------   -----------    ------------
 Operating Income                   3,146              0             468          (76)             119           261           3,918

Interest income, net                  194            303(b)           21          (21)              27          (275)(m)         249
                               ----------    -----------    ------------   ----------     ------------   -----------    ------------
 Income Before Income Taxes         3,340            303             489          (97)             146           (14)          4,167

Provision For Income Taxes (c)      1,336            121             210            2               59            (5)          1,723
                               ----------    -----------    ------------   ----------     ------------   -----------    ------------
Net income                         $2,004           $182            $279         ($99)             $87           ($9)         $2,444
                               ==========    ===========    ============   ==========     ============   ===========    ============
Weighted Average Common and
 Common Equivalent Shares
 Outstanding (d)                2,993,319        465,222 (e)                  231,399 (j)                                  3,689,940
                               ==========    ===========                   ==========                                   ============
Earnings Per Common and
 Common Equivalent Share            $0.67                                                                                      $0.66
                               ==========                                                                               ============

                See notes to the unaudited pro forma condensed
                      consolidated financial statements.

                           First Commonwealth, Inc.
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               December 31, 1995
                                (In thousands)

                                                                                    Smileage
                                                                                     Dental                 Pro Forma
                                                              Company (n)          Services (n)           Adjustments (o)
                                                            --------------       ---------------        ------------------
                   ASSETS
CURRENT ASSETS
Cash and Cash Equivalents                                          $12,680                  $473                     ($404)
Investments - Short Term                                                 0                     0                         0
Accounts Receivable, Net                                             1,751                    17                       (17)
Related Party Receivable                                                 0                   219                      (219)
Other Receivables                                                       52                     2                        (2)
Deposit Under Reinsurance Agreement                                    432                     0                         0
Prepaid Expenses                                                     1,290                    32                       (32)
Deferred Tax Asset                                                     665                    34                       (34)
Income Taxes Receivable                                                 19                     0                         0
                                                            --------------       ---------------        ------------------
TOTAL CURRENT ASSETS                                                16,889                   777                      (708)
                                                            --------------       ---------------        ------------------

Property & Equipment                                                 2,465                 1,062                      (924)
Less:  Accumulated Depreciation                                     (1,086)                 (716)                      597
                                                            --------------       ---------------        ------------------
Property & Equipment, Net                                            1,379                   346                      (327)
                                                            --------------       ---------------        ------------------

OTHER ASSETS
Restricted Cash                                                        799                     0                         0
Excess of purchase price over net assets acquired                        0                     0                     5,530
Deposits & Other                                                        44                     6                        (6)
                                                            --------------       ---------------        ------------------
TOTAL OTHER ASSETS                                                     843                     6                     5,524
                                                            --------------       ---------------        ------------------

TOTAL ASSETS                                                       $19,111                $1,129                    $4,489
                                                            ==============       ===============        ==================

        LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable-Trade                                                $365                   $64                      ($43)
Accounts Payable-Dental Service Providers                              399                     0                         0
Claims Liability                                                     1,258                     0                         0
Related Party Payable                                                    0                 1,100                    (1,100)
Accrued Payroll and Related Costs                                      846                   147                      (127)
Other Accrued Expenses                                                 720                   156                      (144)
Current Portion of Capital Lease Obligations                            27                     0                         0
Current Portion of Long-Term Debt                                        0                   223                      (223)
Deferred Subscriber Revenue                                          3,283                     0                         0
Payable Under Reinsurance Agreement                                    389                     0                         0
Accrued Preferred Dividends                                             13                     0                         0
Income Taxes Payable                                                     0                   129                       (84)
                                                            --------------       ---------------        ------------------
TOTAL CURRENT LIABILITIES                                            7,280                 1,819                    (1,731)
                                                            --------------       ---------------        ------------------

Capital Lease Less Current                                               0                     0                         0
Long-Term Debt Less Current                                              0                   197                      (197)
Deferred Tax Liability - Long-term                                     125                     0                         0
                                                            --------------       ---------------        ------------------
TOTAL LONG-TERM LIABILITIES                                            125                   197                      (197)
                                                            --------------       ---------------        ------------------


TOTAL LIABILITIES                                                    7,405                 2,016                    (1,928)
                                                            --------------       ---------------        ------------------

REDEEMABLE PREFERRED STOCK                                               0                     0                         0
                                                            --------------       ---------------        ------------------

STOCKHOLDERS' EQUITY
Common Stock                                                             3                     1                         1
Capital in Excess of Par                                             7,677                   241                     5,287
Retained Earnings                                                    4,026                  (553)                      553
Treasury Stock                                                           0                  (576)                      576
                                                            --------------       ---------------        ------------------
TOTAL STOCKHOLDERS' EQUITY                                          11,706                  (887)                    6,417
                                                            --------------       ---------------        ------------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $19,111                $1,129                    $4,489
                                                            ==============       ===============        ==================











                                                                                                            Company
                                                              Champion                                     Pro Forma
                                                               Dental              Pro Forma              Consolidated
                                                             Services (n)        Adjustments (p)          As Adjusted
                                                            --------------      -----------------        --------------
                   ASSETS
CURRENT ASSETS
Cash and Cash Equivalents                                             $488                ($5,500)              $ 7,737
Investments - Short Term                                                 0                      0                     0
Accounts Receivable, Net                                                 0                      0                 1,751
Related Party Receivable                                                33                      0                    33
Other Receivables                                                        5                      0                    57
Deposit Under Reinsurance Agreement                                      0                      0                   432
Prepaid Expenses                                                         0                      0                 1,290
Deferred Tax Asset                                                       0                      0                   665
Income Taxes Receivable                                                  0                      0                    19
                                                            --------------      -----------------        --------------
TOTAL CURRENT ASSETS                                                   526                 (5,500)               11,984
                                                            --------------      -----------------        --------------

Property & Equipment                                                     0                      0                 2,603
Less:  Accumulated Depreciation                                          0                      0                (1,205)
                                                            --------------      -----------------        --------------
Property & Equipment, Net                                                0                      0                 1,398
                                                            --------------      -----------------        --------------

OTHER ASSETS
Restricted Cash                                                         50                      0                   849
Excess of purchase price over net assets acquired                        0                  4,980                10,510
Deposits & Other                                                         0                    (44)                    0
                                                            --------------      -----------------        --------------
TOTAL OTHER ASSETS                                                      50                  4,936                11,359
                                                            --------------      -----------------        --------------

TOTAL ASSETS                                                          $576                  ($564)              $24,741
                                                            ==============      =================        ==============

        LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable-Trade                                                  $0                     $0                  $386
Accounts Payable-Dental Service Providers                                0                      0                   399
Claims Liability                                                        12                      0                 1,270
Related Party Payable                                                    0                      0                     0
Accrued Payroll and Related Costs                                        0                      0                   866
Other Accrued Expenses                                                   0                      0                   732
Current Portion of Capital Lease Obligations                             0                      0                    27
Current Portion of Long-Term Debt                                        0                      0                     0
Deferred Subscriber Revenue                                              0                      0                 3,263
Payable Under Reinsurance Agreement                                      0                      0                   389
Accrued Preferred Dividends                                              0                      0                    13
Income Taxes Payable                                                     0                      0                    35
                                                            --------------      -----------------        --------------
TOTAL CURRENT LIABILITIES                                               12                      0                 7,380
                                                            --------------      -----------------        --------------

Capital Lease Less Current                                               0                      0                     0
Long-Term Debt Less Current                                              0                      0                     0
Deferred Tax Liability - Long-term                                       0                      0                   125
                                                            --------------      -----------------        --------------
TOTAL LONG-TERM LIABILITIES                                              0                      0                   125
                                                            --------------      -----------------        --------------

TOTAL LIABILITIES                                                       12                      0                 7,505
                                                            --------------      -----------------        --------------

REDEEMABLE PREFERRED STOCK                                               0                      0                     0
                                                            --------------      -----------------        --------------

STOCKHOLDERS' EQUITY
Common Stock                                                            50                    (50)                    5
Capital in Excess of Par                                               150                   (150)               13,205
Retained Earnings                                                      364                   (364)                4,026
Treasury Stock                                                           0                      0                     0
                                                            --------------      -----------------        --------------
TOTAL STOCKHOLDERS' EQUITY                                             564                   (564)               17,236
                                                            --------------      -----------------        --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                              $576                  ($564)              $24,741
                                                            ==============      =================        ==============

    See notes to the unaudited pro forma condensed consolidated financial statements.

                           First Commonwealth, Inc.
                  Notes to the Unaudited Pro Forma Condensed
                       Consolidated Financial Statements
                               December 31, 1995
                                (in thousands)


The unaudited pro forma condensed consolidated statement of operations of the year ended December 31, 1995 gives effect to the consolidated results of operations for the year ended December 31, 1995, as if the acquisition of Smileage, Champion and the offering occurred at January 1, 1995. These results are not necessarily indicative of the consolidated results of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1995. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at December 31, 1995, as if the acquisition of Smileage and Champion occurred at December 31, 1995. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at December 31, 1995. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company, Smileage and Champion and the related notes thereto.


Pro Forma adjustments for the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 are as follows:

     (a) Represents the historical condensed consolidated results of the Company, Smileage, and Champion on a consolidated and stand alone basis, respectively, for the year ended December 31, 1995.

     (b) Reflects the increase in interest income ($303) as if the proceeds from the initial public offering of approximately $6.6 million were invested for the full year at 5.0%.

     (c)   Reflects applicable income tax effects of adjustments.

     (d) Weighted average number of common shares outstanding is calculated based upon the relevant weighted average shares outstanding and options outstanding utilizing the treasury stock method for each calculation presented.

     (e) Reflects the incremental number of shares to be used (465,222) in the calculation as if the additional new shares of 530,000 had been outstanding for the full year.

     (f) Reflects the net increase in revenue for the associated reinsurance transactions for assuming the new members which was partially offset by the contracts that were not acquired as of the date of acquisition.

     (g) Reflects the net increase in benefit coverage expenses for the associated reinsurance transactions for assuming the new members which was partially offset by the contracts that were not acquired as of the date of acquisition.

     (h) Reflects the elimination of selling, general and administrative expenses for employees who will not be replaced as well as associated office expenses that will be eliminated.

     (i) Represents the net increase to amortization ($138) for the cost over the fair value of the net assets acquired over a period of forty years and the net decrease to depreciation ($12) for assets that were sold prior to the acquisition.

     (j) Reflects the number of common shares and common share equivalents issued (231,399) as a result of the acquisition.

     (k) Reflects the elimination of related-party transactions that would not be incurred after the acquisition.

     (l) Represents the net increase to amortization ($87) for the cost over the fair value of the net assets acquired over a period of forty years.

     (m) Reflects the reduction in interest income from the use of the $5.5 million in cash for the purchase of Champion.


Pro Forma adjustments for the unaudited pro forma condensed consolidated balance sheet at December 31, 1995 are as follows:

     (n) Reflects historical financial position of the Company, Smileage and Champion at December 31, 1995.

     (o) Reflects assumed adjustment based upon the purchase price for the Smileage acquisition, including the elimination of assets and liabilities not in place as of the date of the acquisition, the allocation of the purchase price over the fair values of the net assets acquired and the elimination of Smileage stockholders' equity.

     (p) Reflects assumed adjustment based upon the purchase price for the Champion acquisition, the allocation of the purchase price over the fair values of the net assets acquired, and the elimination of Champion's stockholders' equity.